UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

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USG CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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On August 8, 2018, USG Corporation (the “Company”) emailed Frequently Asked Questions to participants in the Company’s Long-Term Incentive Plan related to the proposed transaction with Gebr. Knauf KG. Copies of the Frequently Asked Questions, as well as an email from Noreen E. Cleary, Senior Director, Compensation, Benefits & Corporate Services of the Company, regarding the Frequently Asked Questions, are included below.

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USG Long-Term Incentive Plan Frequently Asked Questions
August 8, 2018

The following Frequently Asked Questions (FAQs) are being emailed directly to each employee who has an account in the USG Long Term Incentive Plan at Morgan Stanley. You will note that the stock units and stock options in the LTIP program are being handled differently than the shares in the USG Stock Fund in the USG Investment Plan. (Please see the August 1st FAQs posted to USG Connections on Aug. 1, 2018.) The group receiving these LTIP FAQs is very limited and specific, so please do not forward this document. Each employee who should receive these FAQs will be emailed directly.

1.	What happens to my unvested Market Share Units (MSUs), Performance Share (PSs) or Restricted Stock Units (RSUs) in the Long-Term Incentive Plan if Knauf completes the acquisition of USG?

If you have unvested MSUs, PSs or RSUs, they will be considered earned as of the date the merger with Knauf is closed. The performance results, meaning the number of shares that are earned or vested, will be calculated like a normal vesting. The merger date will replace the normal vesting date in the calculation. The number of shares earned will then be multiplied by the agreed upon share price of $43.50 to come up with the total payout.

Payment will be processed through payroll and will be subject to applicable tax withholdings. As is the case with a stock payout, this is not Retirement Plan or Investment Plan eligible earnings.

2.	How will the dividend be applied to my stock grants, the ones that aren’t vested yet? Since I don’t own actual shares, how will I get the dividend?

The MSUs, PSs and RSUs will receive the amount of the dividend, but in a slightly different manner.

a.
Restricted Stock Units (RSUs) will have the dividend applied, per the terms of the underlying award agreement, when the merger is approved by USG stockholders. For your RSUs, the cash value of the dividend will be converted into "Dividend Equivalents,” which are additional shares of stock.

The formula is # of RSUs X $0.50 divided by the share price when the dividend is approved, rounded to the next whole share.

Example: 1,000 RSUs X $0.50 = $500/$43.25 (share price on the date of approval) = 11.56. In this example, the person would have an additional 12 shares added to their RSU grant. If you have more than one grant, this calculation will be done for each grant.

b.
Unvested Market Share Units (MSUs) and Performance Shares (PSs) award agreements exclude dividends. However, the merger agreement allows USG to provide holders of unvested MSUs and/or PSs with a "Dividend Make-Whole Amount" cash payment when the transaction is completed so long as you are an active employee at the time the merger with Knauf closes or an eligible retiree under the terms of the award agreement.

Example: you earn 1,000 MSUs upon the completion of the transaction. 1,000 X $0.50 = $500 which will be paid to you no later than 15 calendar days after the transaction is completed. The calculation will be the same for PSs.

As is the case with a stock payout, the cash payment is not Retirement Plan or Investment Plan eligible. The Dividend Make-Whole Amount payment will be processed through payroll and will be subject to applicable tax withholdings.

3.	What happens to any outstanding stock options I have if USG is sold?

Under the terms of the merger agreement with Knauf, any unexercised Stock Option that you hold when the transaction is completed will be cashed out. You will receive a gross amount of $43.50 per share, less the option’s exercise price.

These Stock Options will also be eligible for a “Dividend Make-Whole Amount” cash payment when the transaction is completed so long as you are an active employee at the time the merger with Knauf closes or an eligible retiree under the terms of the stock option agreement.

Payment will be processed through payroll and will be subject to applicable tax withholdings. As is the case with a stock payout, this is not Retirement Plan or Investment Plan eligible earnings.

If the deal is not completed prior to the 2009 Stock Options expiration on Feb. 11, 2019, you will lose the value of those Options if not exercised. Holders of Stock Options may exercise them prior to completion of the merger subject to our current restrictions on trading relative to possession of non-public information. If you have questions concerning this restriction, contact the Legal Department.

4.	How can Knauf have a Long-Term Incentive Plan if there isn’t any company stock?

There are many ways to design a Long-Term Incentive Plan that does not involve publicly-traded stock. For example, our current Long-Term Incentive Plan includes a provision for cash awards as an option. Further details will be provided to you by Knauf at the appropriate time.

More details are available regarding your USG LTIP account on Morgan Stanley’s website: www.stockplanconnect.com.

Cautionary Note Regarding Forward-Looking Statements
These materials contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions, including but not limited to, statements regarding the proposed transaction with Knauf, including expected timing, completion and effects of the proposed transaction. In some cases, forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “may,” “will be,” “will continue,” “will likely result” and similar expressions. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability, liquidity and future value. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date, and we undertake no obligation to update any forward-looking statement. Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be completed are the following: the failure to obtain stockholder approval of the adoption of the merger agreement; the failure to obtain necessary regulatory or other governmental approvals for the proposed transaction, or if obtained, the possibility of being subjected to conditions that could result in a material delay in, or the abandonment of, the proposed transaction or otherwise have an adverse effect on the Company; continued availability of financing or alternatives for the financing provided in the debt commitment letter; the failure to satisfy required closing conditions; the potential impact on the UBBP joint venture in the event the proposed transaction is not completed, including the risk that, in connection with the execution of the merger agreement, Boral Limited has the right to exercise its option to acquire the Company’s ownership of the UBBP joint venture; the risk that the proposed transaction may not be completed in the expected timeframe, or at all; the effect of restrictions placed on the Company and its subsidiaries’ ability to operate their businesses under the merger agreement, including the Company’s ability to pursue alternatives to the proposed transaction; the risk of disruption resulting from the proposed transaction, including the diversion of the Company’s resources and management’s attention from ongoing business operations; the effect of the announcement of the proposed transaction on the Company’s ability to retain and hire key employees; the effect of the announcement of the proposed transaction on the Company’s business relationships, results of operations, financial condition, the market price of the Company’s common stock and businesses generally; the risk of negative reactions from investors, employees, suppliers and customers; the outcome of any legal proceedings that may be instituted against the Company related to the proposed transaction; the amount of the costs, fees, expenses and charges related to the proposed transaction; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement. Information describing other risks and uncertainties affecting the Company that could cause actual results to differ materially from those in forward-looking statements may be found in our filings with the SEC, including, but not limited to, the “Risk Factors” in our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q.

Additional Information and Where to Find It
This communication relates to the proposed transaction involving the Company and Knauf. In connection with the proposed transaction, the Company intends to file with the SEC and mail or otherwise provide to its stockholders a proxy statement on Schedule 14A (the “Proxy Statement”). This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s website, www.usg.com, and Company stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. In addition, the documents (when available) may be obtained free of charge by a request in writing to the Company at 550 West Adams Street, Chicago, Illinois 60661-3676, attention: Corporate Secretary.

Participants in Solicitation
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on March 29, 2018, the Company’s proxy supplement, which was filed with the SEC on April 20, 2018, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 14, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

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Merger FAQs for Employees in the USG Long Term Incentive Plan
Email from Noreen Cleary – August 8, 2018

Please see the attached list of Frequently Asked Questions concerning the treatment of stock units and stock options in the USG LTIP program under the Knauf Merger Agreement. These FAQs are being emailed directly to each employee who has an account in the USG Long Term Incentive Plan at Morgan Stanley.

Noreen E. Cleary
Senior Director, Compensation, Benefits & Corporate Services
Director of Administration, USG Foundation

Cautionary Note Regarding Forward-Looking Statements
These materials contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions, including but not limited to, statements regarding the proposed transaction with Knauf, including expected timing, completion and effects of the proposed transaction. In some cases, forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “may,” “will be,” “will continue,” “will likely result” and similar expressions. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability, liquidity and future value. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date, and we undertake no obligation to update any forward-looking statement. Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be completed are the following: the failure to obtain stockholder approval of the adoption of the merger agreement; the failure to obtain necessary regulatory or other governmental approvals for the proposed transaction, or if obtained, the possibility of being subjected to conditions that could result in a material delay in, or the abandonment of, the proposed transaction or otherwise have an adverse effect on the Company; continued availability of financing or alternatives for the financing provided in the debt commitment letter; the failure to satisfy required closing conditions; the potential impact on the UBBP joint venture in the event the proposed transaction is not completed, including the risk that, in connection with the execution of the merger agreement, Boral Limited has the right to exercise its option to acquire the Company’s ownership of the UBBP joint venture; the risk that the proposed transaction may not be completed in the expected timeframe, or at all; the effect of restrictions placed on the Company and its subsidiaries’ ability to operate their businesses under the merger agreement, including the Company’s ability to pursue alternatives to the proposed transaction; the risk of disruption resulting from the proposed transaction, including the diversion of the Company’s resources and management’s attention from ongoing business operations; the effect of the announcement of the proposed transaction on the Company’s ability to retain and hire key employees; the effect of the announcement of the proposed transaction on the Company’s business relationships, results of operations, financial condition, the market price of the Company’s common stock and businesses generally; the risk of negative reactions from investors, employees, suppliers and customers; the outcome of any legal proceedings that may be instituted against the Company related to the proposed transaction; the amount of the costs, fees, expenses and charges related to the proposed transaction; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement. Information describing other risks and uncertainties affecting the Company that could cause actual results to differ materially from those in forward-looking statements may be found in our filings with the SEC, including, but not limited to, the “Risk Factors” in our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q.

Additional Information and Where to Find It
This communication relates to the proposed transaction involving the Company and Knauf. In connection with the proposed transaction, the Company intends to file with the SEC and mail or otherwise provide to its stockholders a proxy statement on Schedule 14A (the “Proxy Statement”). This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s website, www.usg.com, and Company stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. In addition, the documents (when available) may be obtained free of charge by a request in writing to the Company at 550 West Adams Street, Chicago, Illinois 60661-3676, attention: Corporate Secretary.

Participants in Solicitation
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on March 29, 2018, the Company’s proxy supplement, which was filed with the SEC on April 20, 2018, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 14, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

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